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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event

                          Reported): July 28, 2000



                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2000 , providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 2000-E).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                   333-72655                95-4449516
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(State of Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

          4500 Park Granada
        Calabasas, California                                    91302
     ---------------------------                              ----------
        (Address of Principal                                 (Zip Code)
           Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.       Other Events.

Filing of Computational Materials


     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-E, Donaldson Lufkin & Jenrette Securities Corporation ("DLJ"), as underwriter of the Underwritten Certificates, has prepared certain materials ( the "DLJ Computational Materials") for distribution to their potential investors. Similarly, Credit Suisse First Boston Corporation ("CSFB"), as the one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. Although the Company provided DLJ and CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DLJ Computational Materials of the CSFB Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DLJ Computational Materials, which are listed Exhibit 99.1 hereto and the CSFB Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated July 28, 2000.




















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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated July 26, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-E.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


         99.1. DLJ Computational Materials filed on Form SE dated July 28,
               2000.

         99.2. CSFB Computational Material filed on Form SE dated July 28,
               2000.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                  By: /s/ Celia Coulter
                                      ---------------------------
                                      Celia Coulter
                                      Vice President




Dated:    July 28, 2000

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                                 Exhibit Index
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Exhibit                                                                 Page
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99.1. DLJ Computational Materials filed on Form SE dated July 28, 2000.
                                                                           6
99.2. CSFB Computational Materials filed on Form SE dated July 28, 2000.

                                 EXHIBIT 99.1

       DLJ Computational Materials filed on Form SE dated July 28, 2000.

                                 EXHIBIT 99.2

      CSFB Computational Materials filed on Form SE dated July 28, 2000.